UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2009

GENTA INCORPORATED
________________________________________
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19635	33-0326866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)

(908) 286-9800
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

As previously reported,

•
On June 9, 2008, Genta Incorporated, a Delaware corporation (the “Company”) issued to certain accredited institutional investors in a private placement $20 million of senior secured convertible notes (the “2008 Notes”).

•	On April 2, 2009, the Company issued to certain accredited institutional investors in a private placement $6 million of senior secured convertible notes (the “April 2009 Notes”).

•
On July 7, 2009, the Company entered into a securities purchase agreement (the “July 2009 Purchase Agreement”) with certain accredited institutional investors listed on the signature pages thereto (the “Investors”), to place up to $10 million of units (the “Units”), each Unit consisting of (i) 70% of a subordinated unsecured convertible note (the “July 2009 Notes”) and (ii) 30% of shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) (the “July 2009 Financing”).  On that same date, the Company issued to the Investors in a private placement $3 million of the July 2009 Notes and Common Stock.  In connection with the July 2009 Financing, the Company entered into a consent and amendment agreement (the “Consent and Amendment Agreement”) with certain holders of its 2008 Notes and April 2009 Notes.

Effective August 10, 2009, upon receipt of consent from the appropriate parties, the Company entered into an Amendment Agreement, dated August 6, 2009 (the “Amendment”), in order to effect the following amendments:

•	An amendment to the Consent and Amendment Agreement to:

o	permit the Company to undertake a financing of up to $13 million of convertible debt, common stock and warrants;

o
prohibit the Company from closing or publicly announcing the entry into any debt or equity financing any time prior to the period expiring fourteen days after the date on which the Company publicly releases detailed quantitative results regarding the primary assessment of progression-free survival, one of the co-primary endpoints of a Phase 3 trial of Genasense® plus chemotherapy in patients with advanced melanoma, which the Company refers to as AGENDA, without first obtaining the requisite consent; and

o	delay the Company’s ability to force conversion of the 2008 Notes and April 2009 Notes until after January 1, 2010;

•	An amendment to the July 2009 Notes to delay the Company’s ability to force conversion of the July 2009 Notes until after January 1, 2010;

•	An amendment to the July 2009 Purchase Agreement to delay the Additional Closing (as defined therein) to August 24, 2009; and

•	An amendment to the Registration Rights Agreement entered into by the Company and the Investors in connection with the July 2009 Purchase Agreement to:

o
delay the deadline for the Company to file an initial Registration Statement (as defined therein) until the earlier of (i) August 24, 2009 and (ii) two business days after the Company consummates a public offering pursuant to an effective Registration Statement; and

o	provide that to the extent the Company consummates a public offering prior to the occurrence of the Additional Closing, the Registration Rights Agreement will terminate.

A complete copy of the Amendment is attached hereto. The foregoing description of the Amendment and any other documents or filings referenced herein are qualified in their entirety by reference to such exhibits, documents or filings.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

10.1	Form of Amendment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

By:	/s/ Gary Siegel
Gary Siegel
Vice President, Finance

Dated:  August 12, 2009